UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01530
Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2015 – April 30, 2016
Item 1: Reports to Shareholders

Semiannual Report | April 30, 2016

Vanguard Explorer™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
About Your Fund’s Expenses.	30
Trustees Approve Advisory Arrangements.	32
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2016
Total
Returns
Vanguard Explorer Fund
Investor Shares	-1.56%
Admiral™ Shares	-1.50
Russell 2500 Growth Index	-3.05
Small-Cap Growth Funds Average	-4.98
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2015, Through April 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$90.55	$80.61	$0.270	$8.344
Admiral Shares	84.28	74.95	0.383	7.755

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2016, the broad U.S. stock market delivered flat returns. Large-company stocks did a bit better than those of their smaller counterparts, and value stocks outpaced growth stocks.

In this environment, Vanguard Explorer Fund returned –1.56% for Investor Shares and –1.50% for Admiral Shares. Stocks in the information technology and financial sectors weighed heaviest on returns. The fund’s benchmark, the Russell 2500 Growth Index, returned –3.05%, and the fund’s peers, on average, had even steeper declines.

Please note that as of January, Century Capital Management, LLC, is no longer an advisor to the Explorer Fund. The assets formerly managed by Century have been allocated among three of the fund’s advisors: Arrowpoint Partners, Vanguard Quantitative Equity Group, and Stephens Investment Management Group, LLC. Wellington Management Company llp, Kalmar Investment Advisers, Granahan Investment Management, Inc., and Chartwell Investment Partners, LLC, also continue to serve as advisors to the fund.

U.S. stocks traveled a rocky road, finishing the period about even

The most recent half year was marked by inconsistency, sharp declines, and even sharper rallies for the domestic equity market.

After struggling during the first four months of the period, U.S. stocks rebounded in the final two. Most of the surge came in March as investors cheered the Federal Reserve’s indication that it would scale back its original plan for interest rate hikes in 2016. Continued aggressive stimulus by central bankers in Europe and Asia and a recovery in oil prices also helped.

International stocks traced an even rockier path than their U.S. counterparts en route to modestly negative returns. Developed markets, especially Europe, notched weak results, while emerging markets managed a slight advance.

Bonds have proved attractive with some help from the Fed

The broad U.S. bond market returned 2.82% for the half year. After retreating in November and December, it recorded positive results for each of the next four months. It also received a boost from the Fed’s cautious approach to raising short-term interest rates.

The yield of the 10-year U.S. Treasury note closed at 1.83% at the end of April, down from 2.17% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

	Total Returns
	Periods Ended April 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.22%	0.34%	10.81%
Russell 2000 Index (Small-caps)	-1.90	-5.94	6.98
Russell 3000 Index (Broad U.S. market)	0.06	-0.18	10.50
FTSE All-World ex US Index (International)	-1.52	-10.65	0.25

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.82%	2.72%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.55	5.29	5.37
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.10	0.05

CPI
Consumer Price Index	0.60%	1.13%	1.25%

Even though the Fed raised short-term interest rates a quarter of a percentage point in December, the target rate of 0.25%–0.5% is still very low historically, and it restrained returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 8.72%, helped by foreign currencies’ strength against the dollar in a reversal from the trend of recent years. Even without this currency benefit, however, their returns were solid.

Both tech and financial stocks weighed on the fund’s performance

The Explorer Fund’s advisors seek out smaller U.S. companies that they believe offer the best promise of above-average growth. For the most recent six months, the fund’s holdings held up better than those in the Russell 2500 Growth Index. The advisors continued to concentrate the fund in five of the ten industry sectors—information technology, health care, industrials, consumer discretionary, and financials.

The fund’s largest sector, information technology, was the most notable detractor. Although general weakness in the industry led to disappointing results across the board, stocks of software and internet companies weighed most heavily on the fund. Financial stocks were another drag on performance as the fund lost ground in most areas of the sector.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.49%	0.35%	1.36%

The fund expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2016, the fund’s annualized expense ratios were 0.47% for Investor Shares and 0.34% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Small-Cap Growth Funds.

Do U.S.-based multinationals provide enough global diversification?

Some investors believe that their portfolios get enough exposure to international stocks through their holdings in large-capitalization, multinational U.S. companies such as the ones represented in the Standard & Poor’s 500 Index. After all, those firms generated almost half of their total sales outside the United States in 2014.*

However, international exposure based only on a broad index of U.S.-based companies would be patchy at best. The near-even split of domestic and foreign sales for S&P 500 companies is an average; when you look at individual sectors, a different picture emerges. Information technology firms earned the highest percentage of sales abroad (almost 60% in 2014). Utilities and telecommunication services, which tend to operate regionally or nationally, generated the least overseas revenue.

As the chart below shows, such a portfolio would also differ significantly from a broadly diversified global portfolio in some sector weightings. It would, for example, have more exposure to IT and health care stocks and considerably less to materials and financials.

The bottom line: Large-cap U.S. stocks can give you a degree of exposure to international economic and market forces, but not to the same extent as a combination of both U.S. and
non-U.S. stocks.

S&P 500 Index sector weightings vary from those of global stocks
(Differences in percentage points)

Notes: Data are 12-month-average sector weightings as of March 31, 2016. Global stocks are represented by the FTSE All-World Index.
Sources: Vanguard calculations, based on data from S&P Dow Jones Indices LLC and FTSE International Limited.

* All S&P 500 Index and sector revenue data are from S&P Dow Jones Indices LLC for 2014.
There are additional risks when investing outside the United States, including the possibility that returns will be hurt by a decline in the value of foreign currencies or by unfavorable developments in a particular country or region.

Although health care hurt absolute returns, the fund’s holdings in the sector, especially biotechnology stocks, held up considerably better than those in the index. Consumer discretionary and industrials were additional bright spots relative to the index.

You can find more information about the Explorer Fund’s performance and positioning in the Advisors’ Report that follows this letter.

Whether a fund is index or active, low costs and talent matter

If you listen to some pundits, you might think index and actively managed investing are incompatible opposites. We at Vanguard don’t see it that way.

To us, it’s not index versus active. In fact, depending on your goals, it could well be both.

Vanguard is a pioneer in index investing. In 1976, we opened the first index mutual fund, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low cost, and as their assets grow, we can take advantage of the economies of scale by further reducing fund expense ratios. That allows you to keep more of your fund’s returns.

And low costs aren’t the whole story. Talent and experience are vital regardless of a fund’s management style.

When it comes to indexing, portfolio managers in our Equity Index Group and Fixed Income Group have honed their expertise over decades. That wisdom helps our index funds meet their objectives of closely tracking their benchmarks.

Our active funds, too, benefit from world-class managers—both our own experts and premier money managers we hire around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

If you’d like to know more, see Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 16, 2016

Advisors’ Report

For the six months ended April 30, 2016, Vanguard Explorer Fund returned –1.56% for Investor Shares and –1.50% for Admiral Shares. Your fund is managed by seven independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table that begins on page 11. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios.

Please note that the Granahan and Kalmar discussions refer to industry sectors as defined by Russell classifications rather than the Global Industry Classification Standard used elsewhere in this report. These comments were prepared on May 20, 2016.

Wellington Management Company llp

Portfolio Managers:

Kenneth L. Abrams, Senior Managing
Director and Equity Portfolio Manager

Daniel J. Fitzpatrick, CFA, Senior Managing
Director and Equity Portfolio Manager

For the six months ended April 30, 2016, small- and mid-capitalization stocks returned –3.05%, as measured by the portfolio’s benchmark, the Russell 2500 Growth Index. The utilities and telecommunication services sectors posted the index’s largest positive returns; energy and health care performed worst.

Our bottom-up stock selection decisions were helpful in consumer discretionary, health care, industrials, and consumer staples.

Our position in U.S.-based film company DreamWorks Animation was the portfolio’s top contributor to relative and absolute performance. The firm surprised on profitability early in the period, and results were better across the board for consumer products, television, and new media. More recently, rumored talks of a merger with Comcast and a concerted effort by the company to de-risk its balance sheet have elevated the stock price. We trimmed the position on strength.

Relative performance was hindered by weak stock selection in telecommunication services and materials. Our overweight allocation to the energy sector (a result of our bottom-up stock selection process) also detracted, as energy was the benchmark’s biggest laggard during the six months.

Pharmaceutical company PTC Therapeutics was the portfolio’s largest relative detractor. Share prices slid after the company received a Refuse to File letter from the Food and

Drug Administration for its drug Translarna. The application for the drug, meant to combat Duchenne muscular dystrophy, was deemed insufficiently complete to permit a substantive review. This was a new position during the period, and we continue to hold the stock.

Kalmar Investment Advisers

Portfolio Managers:

Ford B. Draper, Jr., President,
Chief Investment Officer, and
Co-Leader of the Investment Team

Dana F. Walker, CFA, Portfolio Manager
and Co-Leader of the Investment Team

World markets panicked in January and early February because of rising recession fears emanating from China and by extension including the United States. Markets then recovered in a V-shaped reversal after reassuring economic data and supportive signals from the Federal Reserve. Although a gradual slowing here and abroad is once again raising concerns, we believe that slow but steady growth is likely to continue, at least in the United States. If so, corporate earnings growth and positive equity returns should be achievable, particularly since most low-quality excesses in our market were substantially corrected in the early-2016 decline.

Our portfolio benefited most from our health care and energy holdings, which advanced while these sectors declined in the benchmark. We were most handicapped by our financial services and producer durables stocks.

Our most conspicuous successes were in the exciting biotechnology and health care fields, including Medivation, Ligand, Inogen, and West Pharmaceutical Services. Other individual winners from various sectors included Texas Roadhouse, Michaels Stores, PDC Energy, and Trex Company. Underperformers included Alliance Data Systems, The Advisory Board Company, comScore, United Natural Foods, and Encore Capital Group.

Granahan Investment
Management, Inc.

Portfolio Managers:

Gary C. Hatton, CFA, Co-Founder
and Chief Investment Officer

Jane M. White, Co-Founder,
President, and Chief Executive Officer

Jennifer M. Pawloski, Vice President

In the last six months, the stock market transitioned away from conceptual, pioneer-type names. This shift benefited the portfolio’s core growth and special situation holdings, which provide investors with visibility into a company’s management, business-model quality, and long-term growth prospects. These quality companies appear to be well-situated at a time when fears of recession have subsided, strong employment numbers have been reported, and the Federal Reserve has delayed hiking interest rates.

Our positioning away from pioneer biotech names hurt performance last year but paid off handsomely over the last six months.

Life science systems company Bruker Corporation was our top performer. Stock selection in the energy sector was strong.

Our worst sector was producer durables, where industrial distributors and transporters were under pressure from the macroeconomic struggles of their commodity-linked customers. Technology companies, particularly those selling software as a service, were hit hard during the downdraft at the beginning of 2016, probably because of higher valuations. Since then, many of these firms have recovered.

Arrowpoint Partners

Portfolio Managers:

Chad Meade, Partner

Brian Schaub, CFA, Partner

Volatility led the charge during the past six months. Over a short time, the Russell 2500 Growth Index experienced a 20% correction followed by a 20% rally. Investors grappled with the current state of the U.S. and global economies, Federal Reserve interest-rate policy, commodity prices, and corporate earnings. Our strategy aims to take advantage of market volatility, and we were pleased to deliver on our key objectives of 80% downside protection and 100% upside participation. Our focus remains on companies with strong competitive advantages and stable business models that we believe have the potential to create value for investors over time.

Positive contributions in consumer discretionary, our strongest sector, came from Sally Beauty Holdings and Tumi. Another top performer was MSC Industrial Direct.

The financial and energy sectors hurt results. Financial firms LPL Financial and WisdomTree Investments detracted, as did energy company telecommunications provider RigNet.

Stephens Investment Management
Group, LLC

Portfolio Manager:

Ryan E. Crane, CFA,
Chief Investment Officer

Volatility rose in the last six months as investors dealt with increased uncertainty on multiple economic fronts. Already low and falling interest rates, a weaker U.S. dollar, and rebounding crude oil prices contributed to the noise. At the same time, earnings growth slowed across the board. We believe this combination of events is significant and is resulting in a change of market leadership.

Despite challenges in the previous period, our positioning in energy allowed us to benefit from bottoming crude prices. Similarly, although our limited and selective biotechnology exposure had earlier worked against us, we were rewarded this time for owning profitable, high-quality issuers. In fact, biotech holdings were our biggest relative contributors.

Our exposure to software companies, especially those in network security, was a net drag on performance. We have narrowed our focus among these firms and reduced our network security holdings. However, we continue to believe that long-term fundamentals justify our exposure here.

Vanguard Quantitative Equity Group

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler, Principal

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

For the fiscal half year, our stock selection models effectively identified industry group leaders. The strongest contributions came from our valuation and quality models; our sentiment and management decision models were slightly negative.

Stock selection was positive in six of the ten sector groups. Our choices in health care and materials contributed the most to relative returns. Health care companies Bruker Corporation and Amedisys performed well. In materials, Koppers, Trinseo, and Ryerson Holding Corporation drove results. Our selections in consumer discretionary and energy detracted. Outerwall and American Axle & Manufacturing under-performed in consumer discretionary, and CVR Energy and Teekay Corporation disappointed in energy.

Chartwell Investment Partners, LLC

Portfolio Manager:

John A. Heffern, Managing Partner
and Senior Portfolio Manager

The equity markets staged a strong and rapid rally after mid-February, offsetting the steep losses of late last year. Against this backdrop, our portfolio decisions steadfastly reflected our bias toward quality, leadership, defensible margins, and a pattern of successful execution around growth-oriented business models.

Heartland Payment Systems was our top contributor. After posting solid revenue growth and margin expansion, this payment and payroll processing company agreed to be acquired by Global Payments. H&E Equipment Services, which offers integrated heavy industrial equipment services, also boosted results. Improvements in energy sentiment and perceived capital discipline in the industry helped the stock rebound from depressed levels.

TrueBlue, a temporary staffing services provider, was hurt by weakness at one of its largest retail clients and compression of bill and pay-rate spreads. TeamHealth, which offers outsourced physician solutions for hospitals and post-acute providers, underperformed because of a lower earnings contribution from a recent acquisition and concerns over volume growth.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	32	3,419	Conducts research and analysis of individual
Company LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Kalmar Investment Advisers	15	1,672	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Granahan Investment	14	1,562	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth potential and leadership in their
			markets.
Arrowpoint Partners	10	1,126	The firm uses in-depth fundamental research to
			uncover companies that, in its opinion, can control their
			own economic destiny. It starts by identifying
			businesses with strong competitive advantages in
			industries with high barriers to entry, then narrows the
			focus to companies with large potential markets and
			high-quality business models focused on the future.
			Finally, considerations are made for potential downside
			risk, resulting in a diversified portfolio of between 75
			and 100 stocks.
Stephens Investment	10	1,088	Employs a disciplined, bottom-up investment selection
Management Group, LLC			process that combines rigorous fundamental analysis
			with quantitative screening to identify companies with
			superior earnings growth potential. The approach
			screens for core growth stocks and for catalyst stocks.
			Core growth stocks have strong growth franchises,
			recurring revenue, and above-average growth rates;
			catalyst stocks are experiencing changes that could
			lead to accelerated earnings growth.
Vanguard Quantitative Equity	10	1,084	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Chartwell Investment Partners,	7	758	Uses a bottom-up, fundamental, research-driven
LLC			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Cash Investments	2	135	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile
As of April 30, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.49%	0.35%
30-Day SEC Yield	0.18%	0.38%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	724	1,481	3,887
Median Market Cap	$2.6B	$4.0B	$51.6B
Price/Earnings Ratio	34.3x	31.1x	22.0x
Price/Book Ratio	2.8x	4.2x	2.7x
Return on Equity	13.2%	16.9%	16.8%
Earnings Growth
Rate	13.8%	14.9%	7.8%
Dividend Yield	0.9%	1.0%	2.1%
Foreign Holdings	3.4%	0.0%	0.0%
Turnover Rate
(Annualized)	74%	—	—
Short-Term
Reserves	2.0%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 2500	Market
	Growth Index	FA Index
R-Squared	0.98	0.82
Beta	0.98	1.16

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Cadence Design
Systems Inc.	Application Software	1.1%
Cardtronics Inc.	Data Processing &
	Outsourced Services	0.9
Demandware Inc.	Internet Software &
	Services	0.8
Ultimate Software Group
Inc.	Application Software	0.7
DSW Inc.	Apparel Retail	0.6
Globus Medical Inc.	Health Care
	Equipment	0.6
MGIC Investment Corp.	Thrifts & Mortgage
	Finance	0.6
Ligand Pharmaceuticals
Inc.	Biotechnology	0.6
West Pharmaceutical
Services Inc.	Health Care Supplies	0.6
Nasdaq Inc.	Specialized Finance	0.6
Top Ten		7.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2016, the annualized expense ratios were 0.47% for Investor Shares and 0.34% for Admiral Shares.

Explorer Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	17.7%	20.2%	13.5%
Consumer Staples	2.4	3.5	9.0
Energy	3.5	0.8	6.7
Financials	10.5	10.5	17.8
Health Care	19.1	19.3	14.1
Industrials	18.1	17.0	10.8
Information
Technology	23.8	20.5	19.0
Materials	4.0	7.4	3.3
Telecommunication
Services	0.7	0.6	2.4
Utilities	0.2	0.2	3.4

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2005, Through April 30, 2016

Note: For 2016, performance data reflect the six months ended April 30, 2016.

Average Annual Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	-11.07%	7.90%	5.51%
Admiral Shares	11/12/2001	-10.96	8.06	5.68

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of April 30, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
	DSW Inc. Class A	2,857,660	70,213	0.6%
*	DreamWorks Animation SKG Inc. Class A	1,228,830	49,055	0.5%
*	Ulta Salon Cosmetics & Fragrance Inc.	227,665	47,418	0.4%
	Bloomin’ Brands Inc.	2,462,400	46,047	0.4%
*	Tenneco Inc.	821,400	43,781	0.4%
*	LKQ Corp.	1,327,540	42,548	0.4%
*,^	2U Inc.	1,473,292	41,296	0.4%
*,1	MarineMax Inc.	1,441,763	27,408	0.3%
	Consumer Discretionary—Other †		1,503,516	13.9%
			1,871,282	17.3%

Consumer Staples †			244,450	2.2%

Energy †			371,316	3.4%

Financials
*	MGIC Investment Corp.	9,614,898	69,516	0.6%
	Nasdaq Inc.	1,082,367	66,793	0.6%
	MarketAxess Holdings Inc.	472,550	58,010	0.5%
*	Affiliated Managers Group Inc.	265,176	45,165	0.4%
	Assured Guaranty Ltd.	1,716,440	44,404	0.4%
	Assurant Inc.	517,436	43,760	0.4%
*,1	eHealth Inc.	1,380,405	15,447	0.2%
	Financials—Other †		741,975	6.9%
			1,085,070	10.0%
Health Care
*	Globus Medical Inc.	2,787,918	69,809	0.7%
*	Ligand Pharmaceuticals Inc.	571,953	69,132	0.6%
	West Pharmaceutical Services Inc.	962,530	68,532	0.6%
*	ABIOMED Inc.	573,442	55,704	0.5%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
*	Cepheid	1,946,760	55,560	0.5%
*	Insulet Corp.	1,628,026	54,213	0.5%
*	ICON plc	753,228	50,903	0.5%
*	Allscripts Healthcare Solutions Inc.	3,793,820	50,837	0.5%
*	WellCare Health Plans Inc.	555,440	49,984	0.5%
	Kindred Healthcare Inc.	3,217,959	47,497	0.4%
*	athenahealth Inc.	349,754	46,622	0.4%
*	Alkermes plc	1,094,142	43,492	0.4%
*	LifePoint Health Inc.	625,621	42,267	0.4%
*,1	Imprivata Inc.	2,420,390	29,335	0.3%
	Health Care—Other †		1,279,513	11.8%
			2,013,400	18.6%
Industrials
*	Clean Harbors Inc.	1,335,691	65,983	0.6%
*	WageWorks Inc.	1,136,494	61,212	0.6%
*	Genesee & Wyoming Inc. Class A	862,499	56,157	0.5%
	John Bean Technologies Corp.	988,853	51,559	0.5%
	MSC Industrial Direct Co. Inc. Class A	644,012	49,911	0.5%
1	H&E Equipment Services Inc.	2,226,164	45,035	0.4%
	GATX Corp.	957,100	43,969	0.4%
*	Middleby Corp.	380,225	41,688	0.4%
	Industrials—Other †		1,501,140	13.8%
			1,916,654	17.7%
Information Technology
*	Cadence Design Systems Inc.	4,923,060	114,166	1.0%
*,1	Cardtronics Inc.	2,429,936	95,788	0.9%
*	Demandware Inc.	1,864,586	85,920	0.8%
*	Ultimate Software Group Inc.	378,854	74,479	0.7%
*	Euronet Worldwide Inc.	791,341	61,012	0.6%
*	Cavium Inc.	1,121,701	55,378	0.5%
*	CoStar Group Inc.	242,012	47,751	0.4%
*	HubSpot Inc.	1,029,009	45,575	0.4%
*	M/A-COM Technology Solutions Holdings Inc.	1,085,673	44,393	0.4%
*	First Solar Inc.	794,568	44,369	0.4%
	Power Integrations Inc.	888,155	42,853	0.4%
*	Tyler Technologies Inc.	287,582	42,105	0.4%
*	Electronics For Imaging Inc.	1,048,712	41,781	0.4%
*	Alliance Data Systems Corp.	205,218	41,723	0.4%
*	WNS Holdings Ltd. ADR	1,314,397	41,653	0.4%
*	WEX Inc.	436,970	41,289	0.4%
*,1	Information Services Group Inc.	2,093,515	8,583	0.1%
	Information Technology—Other †		1,577,251	14.5%
			2,506,069	23.1%
Materials
	PolyOne Corp.	1,658,470	59,672	0.5%
	Minerals Technologies Inc.	816,370	48,901	0.5%
	Materials—Other †		308,545	2.8%
			417,118	3.8%
Other
2	Vanguard Small-Cap Growth ETF	384,700	46,391	0.4%
2	Vanguard Small-Cap ETF	202,930	23,024	0.2%
3	Other—Other †		3,949	0.1%
			73,364	0.7%

Explorer Fund

				Market	Percentage
				Value•	of Net
			Shares	($000)	Assets
Telecommunication Services †				72,625	0.7%

Utilities †				21,138	0.2%
Total Common Stocks (Cost $9,305,308)				10,592,486	97.7%[4]

	Coupon
Temporary Cash Investments
Money Market Fund
[5,6] Vanguard Market Liquidity Fund	0.495%		463,835,981	463,836	4.3%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreement
Deutsche Bank Securities, Inc.
(Dated 4/29/16, Repurchase Value
$35,801,000, collateralized by
Federal Home Loan Mortgage
Corp. 6.000%, 11/15/17, and
Government National Mortgage
Assn. 3.500%–5.500%,
7/20/37–9/20/45, with a value
of $36,516,000)	0.310%	5/2/16	35,800	35,800	0.3%

7U.S. Government and Agency Obligations †				22,988	0.2%
Total Temporary Cash Investments (Cost $522,617)				522,624	4.8%[4]
Total Investments (Cost $9,827,925)				11,115,110	102.5%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				911
Receivables for Investment Securities Sold				64,864
Receivables for Accrued Income				2,154
Receivables for Capital Shares Issued				13,464
Other Assets				472
Total Other Assets				81,865	0.8%
Liabilities
Payables for Investment Securities Purchased				(91,665)
Collateral for Securities on Loan				(208,099)
Payables to Investment Advisor				(4,973)
Payables for Capital Shares Redeemed				(21,321)
Payables to Vanguard				(23,980)
Other Liabilities				(2,558)
Total Liabilities				(352,596)	(3.3%)
Net Assets				10,844,379	100.0%

Explorer Fund

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	9,500,838
Overdistributed Net Investment Income	(10,044)
Accumulated Net Realized Gains	64,157
Unrealized Appreciation (Depreciation)
Investment Securities	1,287,185
Futures Contracts	2,234
Foreign Currencies	9
Net Assets	10,844,379

Investor Shares—Net Assets
Applicable to 43,399,948 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,498,339
Net Asset Value Per Share—Investor Shares	$80.61

Admiral Shares—Net Assets
Applicable to 98,010,006 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,346,040
Net Asset Value Per Share—Admiral Shares	$74.95

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $194,505,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Includes restricted security totaling $3,800,000, representing 0.0% of net assets.
4 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.6% and 3.9%, respectively, of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
6 Includes $208,099,000 of collateral received for securities on loan.
7 Securities with a value of $4,797,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2016
($000)
Investment Income
Income
Dividends[1]	42,994
Interest	672
Securities Lending	2,696
Total Income	46,362
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,703
Performance Adjustment	(824)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,275
Management and Administrative—Admiral Shares	4,365
Marketing and Distribution—Investor Shares	353
Marketing and Distribution—Admiral Shares	363
Custodian Fees	99
Shareholders’ Reports—Investor Shares	40
Shareholders’ Reports—Admiral Shares	43
Trustees’ Fees and Expenses	7
Total Expenses	20,424
Expenses Paid Indirectly	(97)
Net Expenses	20,327
Net Investment Income	26,035
Realized Net Gain (Loss)
Investment Securities Sold	106,468
Futures Contracts	(16,956)
Foreign Currencies	(26)
Realized Net Gain (Loss)	89,486
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(297,502)
Futures Contracts	514
Foreign Currencies	10
Change in Unrealized Appreciation (Depreciation)	(296,978)
Net Increase (Decrease) in Net Assets Resulting from Operations	(181,457)
1 Dividends are net of foreign withholding taxes of $488,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,035	45,120
Realized Net Gain (Loss)	89,486	1,156,580
Change in Unrealized Appreciation (Depreciation)	(296,978)	(1,234,023)
Net Increase (Decrease) in Net Assets Resulting from Operations	(181,457)	(32,323)
Distributions
Net Investment Income
Investor Shares	(11,268)	(6,525)
Admiral Shares	(34,000)	(25,239)
Realized Capital Gain[1]
Investor Shares	(348,212)	(599,231)
Admiral Shares	(688,442)	(1,010,709)
Total Distributions	(1,081,922)	(1,641,704)
Capital Share Transactions
Investor Shares	57,777	(165,454)
Admiral Shares	609,766	987,026
Net Increase (Decrease) from Capital Share Transactions	667,543	821,572
Total Increase (Decrease)	(595,836)	(852,455)
Net Assets
Beginning of Period	11,440,215	12,292,670
End of Period[2]	10,844,379	11,440,215

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $74,171,000 and $198,950,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($10,044,000) and $9,215,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$90.55	$105.28	$107.96	$78.03	$73.02	$66.02
Investment Operations
Net Investment Income	.178	. 281.120		. 219[1]	.108	.077
Net Realized and Unrealized Gain (Loss)
on Investments	(1.504)	(.900)	8.062	32.286	4.998	7.029
Total from Investment Operations	(1.326)	(.619)	8.182	32.505	5.106	7.106
Distributions
Dividends from Net Investment Income	(. 270)	(.152)	(. 040)	(. 272)	(. 096)	(.106)
Distributions from Realized Capital Gains	(8.344)	(13.959)	(10.822)	(2.303)	—	—
Total Distributions	(8.614)	(14.111)	(10.862)	(2.575)	(.096)	(.106)
Net Asset Value, End of Period	$80.61	$90.55	$105.28	$107.96	$78.03	$73.02

Total Return[2]	-1.56%	-0.62%	8.20%	42.89%	7.00%	10.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,498	$3,863	$4,623	$5,573	$5,008	$5,864
Ratio of Total Expenses to
Average Net Assets[3]	0.47%	0.48%	0.51%	0.50%	0.49%	0.50%
Ratio of Net Investment Income to
Average Net Assets	0.42%	0.27%	0.12%	0.27%[1]	0.16%	0.12%
Portfolio Turnover Rate	74%	62%	66%	65%	59%	89%[4]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.038 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), 0.00%, 0.00%, (0.03%), and 0.00%.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$84.28	$98.03	$100.54	$72.68	$68.04	$61.50
Investment Operations
Net Investment Income	.219	.402	.302	.375[1]	.236	.179
Net Realized and Unrealized Gain (Loss)
on Investments	(1.411)	(.853)	7.466	30.019	4.621	6.550
Total from Investment Operations	(1.192)	(.451)	7.768	30.394	4.857	6.729
Distributions
Dividends from Net Investment Income	(. 383)	(. 324)	(. 216)	(. 392)	(. 217)	(.189)
Distributions from Realized Capital Gains	(7.755)	(12.975)	(10.062)	(2.142)	—	—
Total Distributions	(8.138)	(13.299)	(10.278)	(2.534)	(.217)	(.189)
Net Asset Value, End of Period	$74.95	$84.28	$98.03	$100.54	$72.68	$68.04

Total Return[2]	-1.50%	-0.48%	8.37%	43.13%	7.16%	10.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,346	$7,577	$7,670	$6,497	$3,757	$3,288
Ratio of Total Expenses to
Average Net Assets[3]	0.34%	0.34%	0.35%	0.34%	0.32%	0.34%
Ratio of Net Investment Income to
Average Net Assets	0.55%	0.41%	0.28%	0.43%[1]	0.33%	0.28%
Portfolio Turnover Rate	74%	62%	66%	65%	59%	89%[4]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), 0.00%, 0.00%, (0.03%), and 0.00%.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing

Explorer Fund

agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2016, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

Explorer Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, Kalmar Investment Advisers, Granahan Investment Management, Inc., Arrowpoint Asset Management, LLC, Stephens Investment Management Group, LLC, and Chartwell Investment Partners, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company LLP and Kalmar Investment Advisers are subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for periods prior to November 1, 2013, and the current benchmark, a 50/50 blend of the Russell 2500 Growth Index and the Russell 2000 Growth Index, beginning November 1, 2013, for the preceding three years. The current benchmark will be fully phased in by October 31, 2016. The basic fee of Arrowpoint Asset Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since July 31, 2014. The basic fee of Stephens Investment Management Group, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since October 31, 2013. The basic fee of Chartwell Investment Partners, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index for the preceding three years. Until January 2016, a portion of the

Explorer Fund

fund was managed by Century Capital Management, LLC. The basic fee paid to Century Capital Management, LLC, was subject to quarterly adjustments based on performance relative to a 50/50 blend of the Russell 2500 Index and the Russell 2500 Growth Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $490,000 for the six months ended April 30, 2016.

For the six months ended April 30, 2016, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a net decrease of $824,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2016, the fund had contributed to Vanguard capital in the amount of $911,000, representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2016, these arrangements reduced the fund’s expenses by $97,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Explorer Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	10,478,818	109,719	3,949
Temporary Cash Investments	463,836	58,788	—
Futures Contracts—Liabilities[1]	(787)	—	—
Total	10,941,867	168,507	3,949
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2016	485	49,933	379
E-mini Russell 2000 Index	June 2016	395	44,540	1,855
				2,234

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2016, the fund realized net foreign currency losses of $26,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

At April 30, 2016, the cost of investment securities for tax purposes was $9,830,092,000. Net unrealized appreciation of investment securities for tax purposes was $1,285,018,000, consisting of unrealized gains of $1,981,077,000 on securities that had risen in value since their purchase and $696,059,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2016, the fund purchased $3,919,833,000 of investment securities and sold $4,292,201,000 of investment securities, other than temporary cash investments.

Explorer Fund

I. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2016		October 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	148,566	1,910	337,035	3,515
Issued in Lieu of Cash Distributions	354,130	4,350	596,496	6,570
Redeemed	(444,919)	(5,519)	(1,098,985)	(11,335)
Net Increase (Decrease)—Investor Shares	57,777	741	(165,454)	(1,250)
Admiral Shares
Issued	577,255	7,778	1,450,900	16,121
Issued in Lieu of Cash Distributions	683,869	9,039	983,181	11,649
Redeemed	(651,358)	(8,716)	(1,447,055)	(16,099)
Net Increase (Decrease)—Admiral Shares	609,766	8,101	987,026	11,671

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds			April 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Cardtronics Inc.	NA [2]	10,760	—	—	—	95,788
eHealth Inc.	16,496	—	—	—	—	15,447
H&E Equipment Services Inc.	35,355	6,797	628	1,129	—	45,035
Imprivata Inc.	16,426	9,833	—	—	—	29,335
Information Services Group Inc.	7,315	346	—	—	—	8,583
MarineMax Inc.	21,376	1,454	—	—	—	27,408
Vanguard Market Liquidity Fund	413,253	NA3	NA [3]	591	—	463,836
Vanguard Small-Cap ETF	—	316,920	291,708	1,075	—	23,024
Vanguard Small-Cap Growth ETF	57,108	—	9,442	272	—	46,391
Total	567,329			3,067	—	754,847
1 Includes net realized gain (loss) on affiliated investment securities sold of $2,372,000.
2 Not applicable—at October 31, 2015, the issuer was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

K. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	10/31/2015	4/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$984.42	$2.32
Admiral Shares	1,000.00	984.95	1.68
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.53	$2.36
Admiral Shares	1,000.00	1,023.17	1.71

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.47% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Explorer Fund has renewed the fund’s investment advisory arrangements with Arrowpoint Asset Management, LLC (Arrowpoint Partners); Chartwell Investment Partners, LLC (Chartwell); Granahan Investment Management, Inc. (Granahan); Kalmar Investment Advisers (Kalmar); Stephens Investment Management Group, LLC (SIMG); Wellington Management Company LLP (Wellington Management); and The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders. Please note that in December, the fund’s board of trustees modified its investment advisory arrangements. Century Capital Management no longer serves as an advisor to the fund.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Arrowpoint Partners. Founded in 2007, Arrowpoint Partners offers a wide range of strategies, including equities, fixed income, and structured products, to institutional, high net-worth, and retail investors. Using in-depth, fundamental research, the investment team seeks to identify companies that it believes can control their own economic destiny. These are companies with strong competitive advantages in industries with high barriers to entry, large potential markets for their products, and high-quality business models focused on future growth. In evaluating companies and constructing the portfolio, Arrowpoint Partners places significant emphasis on understanding risk in the belief that avoiding large mistakes is the key to success in small-cap investing. Arrowpoint Partners has managed a portion of the fund since 2014.

Chartwell. Founded in 1997, Chartwell is a wholly owned subsidiary of TriState Capital Holdings, Inc. The firm has expertise in small- and mid-cap equity management and employs a fundamental bottom-up strategy, seeking companies with superior growth potential trading at reasonable valuations. Using fundamental research, the firm selects a portfolio of 70 to 90 stocks that it believes will generate accelerated earnings growth over the intermediate term while trading at attractive valuations, with exposure typically concentrated in higher-growth industries such as information technology, consumer discretionary, and health care. Chartwell employs a higher-turnover approach, often acting quickly on signs of deterioration in line with an investment thesis that avoiding large mistakes is essential in small-cap investing. Chartwell has managed a portion of the fund since 1997.

Granahan. Founded in 1985, Granahan specializes in small-cap growth equity investing. The firm uses fundamental research to select a portfolio of 150 to 170 stocks with sustainable growth characteristics. It seeks portfolio diversification through dedicated allocations to three categories of growth companies: core growth (40% to 70% of sub-portfolio assets), companies with strong market position and established profit growth; pioneers (15% to 30%), companies earlier in their life cycle with unique technology or innovations; and special situation (15% to 30%), companies with a catalyst for change that could lead to future growth. Granahan employs a multi-counselor approach, with four portfolio managers responsible for their areas of expertise across the broad sector areas of technology, health care, and consumer discretionary. Granahan has managed a portion of the fund since 1990.

Kalmar. Together with its parent company, Kalmar Investments Inc., founded in 1982, Kalmar specializes in small- and mid-cap growth equity investing. The firm believes that the equity market offers a high-reward and low-risk anomaly in the stocks of solid, well-managed, rapidly growing smaller companies. Through independent fundamental research, Kalmar attempts to discover such companies, buy them at undervalued levels, and own them for the longer term. Although a smaller, boutique firm, it has a deep analyst team in which overlapping sector coverage supports idea generation and debate. Kalmar has managed a portion of the fund since 2005.

SIMG. Founded in 2005, SIMG, a subsidiary of Stephens Investments Holdings LLC, is a privately held and family-owned company. It specializes in equity investment management focused on small-and mid-cap growth companies. SIMG employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening, seeking to identify companies that will exhibit potential for superior earnings growth. It invests in two distinctly different types of stocks: core growth and earnings catalyst. The characteristics it seeks for core growth stocks are consistent and predictable earnings growth that is generated by unique, defensible business models. For earnings catalyst stocks, it looks for inflection points such as large earnings surprises or positive revisions to earnings estimates or guidance. SIMG generally requires all stocks to be profitable or on the cusp of profitability and exhibiting at least 12% earnings growth. It has managed a portion of the fund since 2013.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, it invests opportunistically in a diversified portfolio of high-quality stocks. The firm attempts to identify companies with key success factors such as top market share, substantial insider ownership, and fully funded business plans. The investment team has the support of Wellington Management’s global industry analysts in conducting its research intensive approach. Wellington Management has advised the fund since 1967.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1997.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Arrowpoint Partners, Chartwell, Granahan, Kalmar, SIMG, or Wellington Management in determining whether to approve the advisory fees because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Arrowpoint Partners, Chartwell, Granahan, Kalmar, SIMG, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q242 062016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® ExplorerTM Fund
Schedule of Investments
April 30, 2016

			Market
			Value
		Shares	($000)

Common Stocks (97.7%)[1]
Consumer Discretionary (17.3%)
	DSW Inc. Class A	2,857,660	70,213
*	DreamWorks Animation SKG Inc. Class A	1,228,830	49,055
*	Ulta Salon Cosmetics & Fragrance Inc.	227,665	47,418
	Bloomin' Brands Inc.	2,462,400	46,047
*	Tenneco Inc.	821,400	43,781
*	LKQ Corp.	1,327,540	42,548
*,^	2U Inc.	1,473,292	41,296
	National CineMedia Inc.	2,888,656	41,019
*	Tumi Holdings Inc.	1,508,145	40,237
*	Grand Canyon Education Inc.	895,249	39,149
*	Michaels Cos. Inc.	1,355,095	38,525
	New York Times Co. Class A	2,932,126	37,590
*	IMAX Corp.	1,169,699	37,430
	Cheesecake Factory Inc.	733,448	37,413
	La-Z-Boy Inc.	1,401,200	36,249
	Cinemark Holdings Inc.	1,031,600	35,745
^	MDC Partners Inc. Class A	1,713,387	34,679
	HSN Inc.	651,480	34,548
	Lennar Corp. Class A	758,685	34,376
	Brunswick Corp.	708,239	34,017
*,^	lululemon athletica Inc.	508,309	33,320
	Chico's FAS Inc.	2,592,800	32,695
*	Kate Spade & Co.	1,240,040	31,906
*	ServiceMaster Global Holdings Inc.	818,625	31,370
*	Sally Beauty Holdings Inc.	988,729	31,046
	Tractor Supply Co.	326,525	30,909
	Texas Roadhouse Inc. Class A	748,195	30,466
*,2	MarineMax Inc.	1,441,763	27,408
*	CarMax Inc.	509,150	26,959
	Oxford Industries Inc.	383,930	25,501
	Service Corp. International	944,610	25,193
	Papa John's International Inc.	419,100	23,717
	Wolverine World Wide Inc.	1,249,898	23,686
*	Live Nation Entertainment Inc.	1,088,745	23,386
	Sonic Corp.	668,071	22,962
	Carter's Inc.	215,146	22,950
	Dunkin' Brands Group Inc.	484,204	22,515
*	Buffalo Wild Wings Inc.	162,710	21,748
*	Shutterfly Inc.	472,590	21,730
*	G-III Apparel Group Ltd.	470,995	21,312
*	Burlington Stores Inc.	369,425	21,046
*	Bright Horizons Family Solutions Inc.	320,075	21,003
*,^	Hibbett Sports Inc.	561,672	20,276
*	Urban Outfitters Inc.	667,585	20,241
*	Boyd Gaming Corp.	1,059,138	19,742
	Hanesbrands Inc.	651,795	18,922
	Ross Stores Inc.	282,900	16,063
*	Express Inc.	846,679	15,393
	Polaris Industries Inc.	135,885	13,300
*	Five Below Inc.	287,655	11,995
*,^	Mattress Firm Holding Corp.	302,245	11,794
*	JC Penney Co. Inc.	1,131,123	10,497
*	Netflix Inc.	113,100	10,182
*	Gentherm Inc.	269,810	9,913
*	Chuy's Holdings Inc.	318,367	9,723
*	Krispy Kreme Doughnuts Inc.	555,117	9,665
	Leggett & Platt Inc.	194,500	9,587
	Callaway Golf Co.	1,016,771	9,497
	Expedia Inc.	76,295	8,833
	Aaron's Inc.	332,900	8,725
	Monro Muffler Brake Inc.	117,501	8,133

1

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2016

			Market
			Value
		Shares	($000)
*	O'Reilly Automotive Inc.	29,000	7,618
*	Popeyes Louisiana Kitchen Inc.	139,544	7,502
	Foot Locker Inc.	115,200	7,078
	American Eagle Outfitters Inc.	449,000	6,425
	Lithia Motors Inc. Class A	77,000	6,392
	Nexstar Broadcasting Group Inc. Class A	123,000	6,314
*	American Axle & Manufacturing Holdings Inc.	403,300	6,255
*	Dave & Buster's Entertainment Inc.	157,200	6,084
	Harman International Industries Inc.	79,100	6,072
*	Smith & Wesson Holding Corp.	273,000	5,960
*	Potbelly Corp.	415,600	5,922
*	Steven Madden Ltd.	168,171	5,888
	ClubCorp Holdings Inc.	438,000	5,847
*,^	Kona Grill Inc.	432,358	5,759
^	Outerwall Inc.	133,621	5,520
*	MSG Networks Inc.	315,900	5,399
	PetMed Express Inc.	290,200	5,311
*	Carrols Restaurant Group Inc.	372,900	5,187
*	Isle of Capri Casinos Inc.	339,500	5,058
	Ruth's Hospitality Group Inc.	317,400	5,040
	Big Lots Inc.	107,500	4,930
	Sturm Ruger & Co. Inc.	75,800	4,853
*	NVR Inc.	2,890	4,801
	Cato Corp. Class A	130,800	4,786
	Vail Resorts Inc.	36,000	4,667
	DR Horton Inc.	138,200	4,154
*	Strayer Education Inc.	83,100	4,125
*	Madison Square Garden Co. Class A	24,900	3,909
	Libbey Inc.	208,100	3,871
*	Asbury Automotive Group Inc.	62,300	3,777
	Interpublic Group of Cos. Inc.	145,300	3,333
	Domino's Pizza Inc.	27,400	3,312
*,^	Diamond Resorts International Inc.	146,700	3,111
*	ZAGG Inc.	383,450	3,071
*	Red Robin Gourmet Burgers Inc.	46,036	2,986
	Cooper Tire & Rubber Co.	78,800	2,722
^	World Wrestling Entertainment Inc. Class A	160,200	2,666
	GNC Holdings Inc. Class A	109,000	2,655
*	MCBC Holdings Inc.	193,026	2,590
	Bob Evans Farms Inc.	56,400	2,568
	Jack in the Box Inc.	37,900	2,560
*,^	JAKKS Pacific Inc.	331,483	2,486
	Children's Place Inc.	31,300	2,439
*	Penn National Gaming Inc.	149,700	2,415
	Cracker Barrel Old Country Store Inc.	14,000	2,050
	Visteon Corp.	25,500	2,032
*	Tile Shop Holdings Inc.	111,500	1,989
*	Helen of Troy Ltd.	19,800	1,971
*	Denny's Corp.	196,300	1,941
	Tupperware Brands Corp.	33,100	1,922
	AMC Entertainment Holdings Inc.	64,400	1,815
	Brinker International Inc.	38,399	1,779
*	Cooper-Standard Holding Inc.	22,800	1,758
	Hooker Furniture Corp.	63,300	1,570
^	Regal Entertainment Group Class A	75,200	1,568
*	Dorman Products Inc.	28,014	1,507
	Sinclair Broadcast Group Inc. Class A	46,300	1,485
	Bassett Furniture Industries Inc.	41,700	1,230
	Caleres Inc.	42,700	1,076
*	BJ's Restaurants Inc.	23,300	1,039
*,^	Hemisphere Media Group Inc. Class A	85,560	1,023
	Culp Inc.	34,100	895
	Six Flags Entertainment Corp.	12,600	757
	Tower International Inc.	27,900	640

2

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2016

			Market
			Value
		Shares	($000)
*	Francesca's Holdings Corp.	35,100	583
*	Pinnacle Entertainment Inc.	33,200	366
*	Red Rock Resorts Inc. Class A	12,000	224
			1,871,282
Consumer Staples (2.2%)
	Greencore Group plc	7,786,354	41,090
*	TreeHouse Foods Inc.	457,140	40,411
^	Sanderson Farms Inc.	439,800	40,347
*	Post Holdings Inc.	383,700	27,565
*	Performance Food Group Co.	927,535	24,005
*	Monster Beverage Corp.	104,300	15,042
*	Smart & Final Stores Inc.	487,745	7,765
*	WhiteWave Foods Co. Class A	161,600	6,498
	Casey's General Stores Inc.	54,200	6,070
	Dean Foods Co.	345,100	5,946
*	Boston Beer Co. Inc. Class A	32,223	5,029
	Ingredion Inc.	41,300	4,753
*	Herbalife Ltd.	76,000	4,404
^	Cal-Maine Foods Inc.	83,900	4,259
	Ingles Markets Inc. Class A	67,700	2,442
^	Natural Health Trends Corp.	53,900	1,951
*,^	Blue Buffalo Pet Products Inc.	74,800	1,852
*	USANA Health Sciences Inc.	15,000	1,777
*,^	Pilgrim's Pride Corp.	47,586	1,281
*	Sprouts Farmers Market Inc.	45,500	1,277
*	Amplify Snack Brands Inc.	44,500	686
			244,450
Energy (3.4%)
^	Core Laboratories NV	298,585	39,909
	Patterson-UTI Energy Inc.	1,809,150	35,731
	Western Refining Inc.	1,241,900	33,233
^	Veresen Inc.	3,600,000	26,052
	Ensco plc Class A	2,085,600	24,944
	Energen Corp.	565,660	24,035
*	PDC Energy Inc.	281,700	17,688
*	Diamondback Energy Inc.	196,310	16,997
	Superior Energy Services Inc.	951,563	16,043
	Cabot Oil & Gas Corp.	616,940	14,436
*	Matador Resources Co.	588,020	12,672
^	RPC Inc.	754,550	11,409
*	Rice Energy Inc.	635,300	10,997
*	Gulfport Energy Corp.	330,975	10,359
*	RigNet Inc.	532,916	9,113
*	Dril-Quip Inc.	140,281	9,093
*	Forum Energy Technologies Inc.	503,000	8,420
	Oceaneering International Inc.	214,900	7,876
	Range Resources Corp.	176,300	7,777
	Baker Hughes Inc.	153,300	7,414
*	Carrizo Oil & Gas Inc.	208,900	7,389
*	Southwestern Energy Co.	447,890	6,015
^	US Silica Holdings Inc.	225,252	5,755
^	Atwood Oceanics Inc.	302,725	2,924
	Teekay Corp.	198,800	2,227
*	Par Pacific Holdings Inc.	88,747	1,696
	CVR Energy Inc.	45,800	1,112
			371,316
Financials (10.0%)
*	MGIC Investment Corp.	9,614,898	69,516
	Nasdaq Inc.	1,082,367	66,793
	MarketAxess Holdings Inc.	472,550	58,010
*	Affiliated Managers Group Inc.	265,176	45,165
	Assured Guaranty Ltd.	1,716,440	44,404
	Assurant Inc.	517,436	43,760

3

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2016

			Market
			Value
		Shares	($000)
	Zions Bancorporation	1,378,500	37,936
	Financial Engines Inc.	1,170,312	37,696
*	Western Alliance Bancorp	986,810	36,098
	Redwood Trust Inc.	2,594,020	33,618
	MFA Financial Inc.	4,857,005	33,562
*	First BanCorp	8,014,389	31,256
*,^	LendingTree Inc.	334,937	29,967
	Investment Technology Group Inc.	1,500,000	29,280
	Douglas Emmett Inc.	894,500	29,027
	First American Financial Corp.	734,380	26,452
^	WisdomTree Investments Inc.	2,423,221	26,389
	Solar Capital Ltd.	1,397,895	24,645
*,^	Encore Capital Group Inc.	778,851	21,925
^	LPL Financial Holdings Inc.	729,635	19,262
	PrivateBancorp Inc.	375,511	15,625
*,2	eHealth Inc.	1,380,405	15,447
*	SVB Financial Group	143,500	14,964
	FactSet Research Systems Inc.	98,650	14,871
	Opus Bank	405,059	14,631
	STAG Industrial Inc.	720,900	14,389
	Evercore Partners Inc. Class A	265,180	13,694
*	MGM Growth Properties LLC Class A	522,215	11,525
	National Storage Affiliates Trust	548,362	10,704
	MSCI Inc. Class A	134,900	10,244
	QTS Realty Trust Inc. Class A	207,046	10,025
*	Customers Bancorp Inc.	376,607	9,784
	LaSalle Hotel Properties	390,200	9,326
*	Hilltop Holdings Inc.	439,300	8,724
	Lamar Advertising Co. Class A	139,100	8,630
	Wintrust Financial Corp.	165,255	8,597
	Lazard Ltd. Class A	217,100	7,826
	Gaming and Leisure Properties Inc.	234,620	7,693
	Bank of the Ozarks Inc.	179,432	7,411
	Ryman Hospitality Properties Inc.	130,300	6,714
	CoreSite Realty Corp.	86,200	6,459
*	PRA Group Inc.	193,395	6,417
	State Bank Financial Corp.	301,954	6,305
*	Cowen Group Inc. Class A	1,793,478	6,250
	BGC Partners Inc. Class A	674,200	6,122
	DuPont Fabros Technology Inc.	150,800	6,005
*	Texas Capital Bancshares Inc.	129,000	5,911
	RLJ Lodging Trust	278,800	5,874
*	Pacific Premier Bancorp Inc.	224,201	5,215
*	Walker & Dunlop Inc.	229,500	5,060
*	INTL. FCStone Inc.	173,900	4,747
*	KCG Holdings Inc. Class A	342,300	4,690
	James River Group Holdings Ltd.	149,700	4,635
*	Bats Global Markets Inc.	193,088	4,578
	OM Asset Management plc	323,200	4,337
	Yadkin Financial Corp.	169,975	4,253
	Cardinal Financial Corp.	190,426	4,214
	Universal Insurance Holdings Inc.	198,120	3,489
	Iron Mountain Inc.	91,300	3,335
*,^	Credit Acceptance Corp.	15,217	2,987
*,^	World Acceptance Corp.	60,076	2,607
	CBOE Holdings Inc.	39,700	2,460
	Investar Holding Corp.	128,006	1,944
	Heritage Insurance Holdings Inc.	138,400	1,839
	Sabra Health Care REIT Inc.	74,000	1,561
	Omega Healthcare Investors Inc.	45,600	1,540
*	Regional Management Corp.	92,000	1,520
*	SLM Corp.	210,000	1,422
	Extra Space Storage Inc.	16,200	1,376
*,^	Impac Mortgage Holdings Inc.	65,280	927

4

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2016

			Market
			Value
		Shares	($000)
	Federal Realty Investment Trust	5,800	882
	Universal Health Realty Income Trust	9,600	524
			1,085,070
Health Care (18.6%)
*	Globus Medical Inc.	2,787,918	69,809
*	Ligand Pharmaceuticals Inc.	571,953	69,132
	West Pharmaceutical Services Inc.	962,530	68,532
*	ABIOMED Inc.	573,442	55,704
*	Cepheid	1,946,760	55,560
*	Insulet Corp.	1,628,026	54,213
*	ICON plc	753,228	50,903
*	Allscripts Healthcare Solutions Inc.	3,793,820	50,837
*	WellCare Health Plans Inc.	555,440	49,984
	Kindred Healthcare Inc.	3,217,959	47,497
*	athenahealth Inc.	349,754	46,622
*	Alkermes plc	1,094,142	43,492
*	LifePoint Health Inc.	625,621	42,267
	Cooper Cos. Inc.	249,124	38,136
	ResMed Inc.	670,494	37,414
*	Acadia Healthcare Co. Inc.	558,895	35,317
*	Align Technology Inc.	472,400	34,103
*	Surgical Care Affiliates Inc.	705,300	34,101
*	LDR Holding Corp.	1,223,302	32,968
	DENTSPLY SIRONA Inc.	512,636	30,553
*	Medidata Solutions Inc.	696,449	30,386
*,2	Imprivata Inc.	2,420,390	29,335
*	INC Research Holdings Inc. Class A	605,800	29,157
*	Medivation Inc.	501,345	28,978
*	Bio-Rad Laboratories Inc. Class A	180,240	25,567
*	Alnylam Pharmaceuticals Inc.	358,730	24,049
*	Molina Healthcare Inc.	451,982	23,395
	Bruker Corp.	811,050	22,953
*	Bluebird Bio Inc.	502,792	22,299
*	Charles River Laboratories International Inc.	278,300	22,061
*	AMN Healthcare Services Inc.	610,160	21,667
*	Hologic Inc.	627,236	21,069
	Teleflex Inc.	130,500	20,329
*	Cynosure Inc. Class A	408,730	20,003
*	Nektar Therapeutics	1,275,500	20,000
*	Jazz Pharmaceuticals plc	127,765	19,254
*	DexCom Inc.	288,640	18,583
*	Akorn Inc.	717,943	18,272
*	Inogen Inc.	372,848	18,217
*	IDEXX Laboratories Inc.	214,500	18,093
*	QIAGEN NV	775,000	17,406
*	Zeltiq Aesthetics Inc.	546,890	16,352
*	Community Health Systems Inc.	852,700	16,269
*	Pacira Pharmaceuticals Inc.	296,914	16,066
*	Acceleron Pharma Inc.	528,000	15,814
*	Spectranetics Corp.	921,239	15,661
*	Centene Corp.	248,710	15,410
*,^	TESARO Inc.	370,228	15,342
*	Masimo Corp.	353,442	15,322
*	Neogen Corp.	317,350	14,992
*	NuVasive Inc.	282,785	14,971
*	HMS Holdings Corp.	885,355	14,954
*	Ionis Pharmaceuticals Inc.	361,360	14,805
*	Cerner Corp.	262,800	14,754
*	Endologix Inc.	1,309,657	14,681
*,^	Adeptus Health Inc. Class A	194,650	13,260
*	HealthEquity Inc.	518,125	13,031
*	Illumina Inc.	96,300	13,000
	CONMED Corp.	308,297	12,770
*	Ultragenyx Pharmaceutical Inc.	178,400	12,063

5

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2016

			Market
			Value
		Shares	($000)
*	Luminex Corp.	590,525	11,870
*	Sage Therapeutics Inc.	281,291	10,602
*,^	Cempra Inc.	587,000	9,938
*	Ironwood Pharmaceuticals Inc. Class A	930,910	9,728
*	ExamWorks Group Inc.	266,000	9,589
*	Intuitive Surgical Inc.	13,700	8,581
*	Nevro Corp.	117,480	7,900
	Cantel Medical Corp.	117,630	7,880
*	Mettler-Toledo International Inc.	21,909	7,842
*	Cardiovascular Systems Inc.	560,000	7,829
*	Quintiles Transnational Holdings Inc.	112,200	7,750
*	Prestige Brands Holdings Inc.	135,700	7,705
*,^	Evolent Health Inc. Class A	623,512	7,488
*	Myriad Genetics Inc.	205,200	7,387
*	United Therapeutics Corp.	67,800	7,133
*	Neurocrine Biosciences Inc.	153,663	7,004
*	Intersect ENT Inc.	343,898	6,895
*,^	Novadaq Technologies Inc.	578,361	6,478
*	PRA Health Sciences Inc.	136,300	6,467
*	Juno Therapeutics Inc.	148,475	6,249
*	Revance Therapeutics Inc.	329,686	6,060
*	Repligen Corp.	224,173	5,972
*	Emergent BioSolutions Inc.	154,900	5,967
*	Quidel Corp.	341,555	5,909
*	Enanta Pharmaceuticals Inc.	200,000	5,840
*,^	OvaScience Inc.	691,495	5,795
*	Amedisys Inc.	112,400	5,787
	Chemed Corp.	44,300	5,749
*	DBV Technologies SA ADR	166,610	5,660
*,^	AAC Holdings Inc.	270,600	5,572
*	Diplomat Pharmacy Inc.	179,360	5,433
*	Atara Biotherapeutics Inc.	297,238	5,353
*	VCA Inc.	77,000	4,849
*	PTC Therapeutics Inc.	613,800	4,554
*	Amsurg Corp.	55,400	4,486
*	Supernus Pharmaceuticals Inc.	213,429	3,662
	Quality Systems Inc.	235,800	3,320
*	Anika Therapeutics Inc.	72,600	3,315
*	ICU Medical Inc.	32,200	3,199
*	Infinity Pharmaceuticals Inc.	547,400	3,175
*	Cross Country Healthcare Inc.	237,100	2,947
*,^	Esperion Therapeutics Inc.	173,000	2,835
*	Rigel Pharmaceuticals Inc.	975,600	2,761
*	Tetraphase Pharmaceuticals Inc.	485,300	2,718
*	LHC Group Inc.	66,800	2,695
*	PAREXEL International Corp.	42,600	2,603
*	Merrimack Pharmaceuticals Inc.	297,000	2,103
*	Zafgen Inc.	323,597	2,061
*	Spectrum Pharmaceuticals Inc.	286,700	2,033
*	Array BioPharma Inc.	626,200	1,998
*	Acorda Therapeutics Inc.	76,300	1,972
*,^	Cytokinetics Inc.	227,800	1,854
*	SciClone Pharmaceuticals Inc.	133,100	1,757
	Utah Medical Products Inc.	25,070	1,677
*	NxStage Medical Inc.	99,520	1,604
*	PharMerica Corp.	58,838	1,391
*	FibroGen Inc.	75,100	1,352
*	OraSure Technologies Inc.	185,300	1,330
*	Amphastar Pharmaceuticals Inc.	107,700	1,325
*	ImmunoGen Inc.	190,000	1,301
*	Five Prime Therapeutics Inc.	26,600	1,266
*	Raptor Pharmaceutical Corp.	210,800	1,035
	LeMaitre Vascular Inc.	60,800	1,008
*	BioCryst Pharmaceuticals Inc.	296,900	968

6

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2016

			Market
			Value
		Shares	($000)
*,^	Insys Therapeutics Inc.	64,800	939
*	Exact Sciences Corp.	128,518	902
*	iRadimed Corp.	52,233	855
	Universal Health Services Inc. Class B	6,200	829
*	Natus Medical Inc.	24,800	790
*	Team Health Holdings Inc.	18,570	777
*,^	NewLink Genetics Corp.	44,500	721
*	Sucampo Pharmaceuticals Inc. Class A	55,300	596
*,^	Sorrento Therapeutics Inc.	86,700	595
*	Civitas Solutions Inc.	28,700	575
	Computer Programs & Systems Inc.	10,300	529
*,^	Orexigen Therapeutics Inc.	1,111,800	497
*	Peregrine Pharmaceuticals Inc.	1,396,779	495
			2,013,400
Industrials (17.7%)
*	Clean Harbors Inc.	1,335,691	65,983
*	WageWorks Inc.	1,136,494	61,212
*	Genesee & Wyoming Inc. Class A	862,499	56,157
	John Bean Technologies Corp.	988,853	51,559
	MSC Industrial Direct Co. Inc. Class A	644,012	49,911
2	H&E Equipment Services Inc.	2,226,164	45,035
	GATX Corp.	957,100	43,969
*	Middleby Corp.	380,225	41,688
*	Teledyne Technologies Inc.	440,143	40,911
	Owens Corning	886,000	40,818
	Equifax Inc.	307,035	36,921
	Advanced Drainage Systems Inc.	1,563,874	36,157
*	Generac Holdings Inc.	941,412	35,887
*	Swift Transportation Co.	2,155,670	35,827
*	WESCO International Inc.	591,530	34,776
	Waste Connections Inc.	513,790	34,568
	Watts Water Technologies Inc. Class A	614,069	34,308
*	AerCap Holdings NV	844,600	33,792
	Landstar System Inc.	501,680	32,885
	Acuity Brands Inc.	133,490	32,557
	CEB Inc.	521,120	32,148
*	On Assignment Inc.	849,986	30,650
*	RBC Bearings Inc.	407,194	29,847
	HEICO Corp. Class A	560,716	28,697
*	Armstrong World Industries Inc.	697,905	28,482
	Curtiss-Wright Corp.	366,600	28,074
*	Advisory Board Co.	871,936	27,588
	Carlisle Cos. Inc.	267,375	27,246
	Tennant Co.	470,543	25,132
	Kennametal Inc.	1,030,555	24,094
*	IHS Inc. Class A	193,605	23,848
*	Stericycle Inc.	245,745	23,483
*	Trex Co. Inc.	491,690	23,331
	ManpowerGroup Inc.	293,040	22,573
	AMETEK Inc.	467,665	22,490
*	Hawaiian Holdings Inc.	522,681	21,989
	JB Hunt Transport Services Inc.	264,440	21,917
	Heartland Express Inc.	1,204,322	21,810
*	Proto Labs Inc.	350,348	20,961
	AO Smith Corp.	265,970	20,538
*	Sensata Technologies Holding NV	529,369	19,941
*	TrueBlue Inc.	1,045,595	19,542
*	TransUnion	625,100	18,722
*	TriNet Group Inc.	1,106,851	18,396
	Forward Air Corp.	400,246	18,243
*	TASER International Inc.	946,423	17,282
	Snap-on Inc.	105,500	16,804
	Watsco Inc.	124,205	16,702
	Apogee Enterprises Inc.	401,978	16,658

7

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2016

			Market
			Value
		Shares	($000)
	Kaman Corp.	350,827	14,766
*	Kirby Corp.	224,340	14,317
	Woodward Inc.	260,225	14,107
*	Verisk Analytics Inc. Class A	179,600	13,933
*	JetBlue Airways Corp.	698,900	13,831
	Albany International Corp.	331,600	13,360
	Ryder System Inc.	193,300	13,322
	Orbital ATK Inc.	141,300	12,293
	Mobile Mini Inc.	377,400	12,171
	Wabtec Corp.	136,483	11,319
*	United Rentals Inc.	166,831	11,166
	Huntington Ingalls Industries Inc.	67,600	9,786
*	Rush Enterprises Inc. Class A	484,433	9,538
	Ritchie Bros Auctioneers Inc.	329,035	9,440
	Alaska Air Group Inc.	133,748	9,420
*	Spirit AeroSystems Holdings Inc. Class A	190,800	8,996
	Donaldson Co. Inc.	264,297	8,637
*	Roadrunner Transportation Systems Inc.	672,266	7,946
	B/E Aerospace Inc.	158,000	7,684
*	Astronics Corp.	200,111	7,394
*	HD Supply Holdings Inc.	205,600	7,048
	Werner Enterprises Inc.	275,525	6,982
*	Wabash National Corp.	488,500	6,961
*	Quanta Services Inc.	289,770	6,873
	Herman Miller Inc.	224,400	6,770
	Global Brass & Copper Holdings Inc.	234,756	6,362
	Knight Transportation Inc.	237,580	6,313
^	Greenbrier Cos. Inc.	207,600	6,226
	General Cable Corp.	398,000	6,225
	BWX Technologies Inc.	184,300	6,154
	Cintas Corp.	67,400	6,051
	Flowserve Corp.	115,935	5,659
*	Saia Inc.	186,267	5,387
*	American Woodmark Corp.	72,500	5,281
*	Armstrong Flooring Inc.	348,952	5,081
	Allison Transmission Holdings Inc.	171,200	4,932
	West Corp.	226,500	4,854
*	Echo Global Logistics Inc.	198,500	4,639
*	Meritor Inc.	534,600	4,544
*	Lydall Inc.	115,822	4,261
	Graco Inc.	54,200	4,249
	Insteel Industries Inc.	138,700	4,021
	Comfort Systems USA Inc.	133,900	3,949
*	DXP Enterprises Inc.	161,878	3,537
	Harsco Corp.	476,000	3,375
	Celadon Group Inc.	326,600	3,289
	Exponent Inc.	60,544	3,018
	Steelcase Inc. Class A	180,100	2,748
	RR Donnelley & Sons Co.	153,500	2,671
	Deluxe Corp.	41,409	2,600
	Kimball International Inc. Class B	189,157	2,202
*,^	Power Solutions International Inc.	169,200	2,191
*	Spirit Airlines Inc.	48,100	2,113
*	YRC Worldwide Inc.	229,300	2,110
	Interface Inc. Class A	121,100	2,061
*	Ply Gem Holdings Inc.	125,200	1,834
	Brink's Co.	51,200	1,733
	Pitney Bowes Inc.	78,900	1,655
	Lincoln Electric Holdings Inc.	25,700	1,611
	Heidrick & Struggles International Inc.	72,300	1,426
^	American Railcar Industries Inc.	32,000	1,312
*	FTI Consulting Inc.	32,075	1,293
*	Vectrus Inc.	57,900	1,248
	Air Lease Corp. Class A	39,700	1,210

8

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2016

			Market
			Value
		Shares	($000)
*	Avis Budget Group Inc.	44,100	1,107
*	Caesarstone Sdot-Yam Ltd.	29,000	1,074
	Robert Half International Inc.	24,100	923
*	AECOM	27,200	884
*	Astronics Corp. Class B	21,286	786
	Barrett Business Services Inc.	21,800	676
*	USA Truck Inc.	33,900	601
*	PAM Transportation Services Inc.	23,458	580
*	Hudson Technologies Inc.	122,507	429
			1,916,654
Information Technology (23.1%)
*	Cadence Design Systems Inc.	4,923,060	114,166
*,2	Cardtronics Inc.	2,429,936	95,788
*	Demandware Inc.	1,864,586	85,920
*	Ultimate Software Group Inc.	378,854	74,479
*	Euronet Worldwide Inc.	791,341	61,012
*	Cavium Inc.	1,121,701	55,378
*	CoStar Group Inc.	242,012	47,751
*	HubSpot Inc.	1,029,009	45,575
*	M/A-COM Technology Solutions Holdings Inc.	1,085,673	44,393
*	First Solar Inc.	794,568	44,369
	Power Integrations Inc.	888,155	42,853
*	Tyler Technologies Inc.	287,582	42,105
*	Electronics For Imaging Inc.	1,048,712	41,781
*	Alliance Data Systems Corp.	205,218	41,723
*	WNS Holdings Ltd. ADR	1,314,397	41,653
*	WEX Inc.	436,970	41,289
	SS&C Technologies Holdings Inc.	596,811	36,495
*	Entegris Inc.	2,743,916	36,467
	Belden Inc.	568,535	35,897
*	Ruckus Wireless Inc.	2,576,300	35,398
	Convergys Corp.	1,311,137	34,745
*	Acxiom Corp.	1,532,665	33,673
	Teradyne Inc.	1,742,845	32,957
*	Manhattan Associates Inc.	527,725	31,948
*	Gigamon Inc.	913,985	29,787
*,^	SunPower Corp. Class A	1,460,310	29,411
*,^	Stratasys Ltd.	1,188,844	29,091
*	Proofpoint Inc.	498,203	29,025
*	Red Hat Inc.	383,600	28,145
*	Ciena Corp.	1,672,140	28,142
*	SPS Commerce Inc.	520,397	26,504
*	Trimble Navigation Ltd.	1,095,764	26,244
*	VeriFone Systems Inc.	919,285	26,163
*	Aspen Technology Inc.	677,610	25,770
*	GoDaddy Inc. Class A	817,790	24,836
	FLIR Systems Inc.	801,510	24,214
*	Fleetmatics Group plc	655,010	23,744
*	Guidewire Software Inc.	399,627	22,767
*	TiVo Inc.	2,219,290	22,149
	Methode Electronics Inc.	731,715	21,754
*	Gartner Inc.	245,746	21,422
*	Verint Systems Inc.	631,690	21,376
*	Super Micro Computer Inc.	767,392	20,651
*,^	Mobileye NV	510,467	19,474
*	Genpact Ltd.	695,585	19,400
*	F5 Networks Inc.	181,505	19,013
*	Infoblox Inc.	1,064,700	17,812
	Intersil Corp. Class A	1,457,495	17,038
	National Instruments Corp.	617,460	17,023
*	ON Semiconductor Corp.	1,775,541	16,814
*	Mellanox Technologies Ltd.	385,600	16,677
*	Microsemi Corp.	471,600	15,935
*	Silicon Laboratories Inc.	322,688	15,102

9

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2016

			Market
			Value
		Shares	($000)
*,^	Cimpress NV	169,850	14,925
	Global Payments Inc.	195,069	14,080
	MercadoLibre Inc.	112,700	14,075
	Brooks Automation Inc.	1,473,924	13,943
*	Imperva Inc.	293,960	13,663
*,^	Pandora Media Inc.	1,327,700	13,184
*,^	Shutterstock Inc.	314,500	12,901
	Cognex Corp.	359,643	12,778
	Microchip Technology Inc.	262,100	12,735
*	Envestnet Inc.	387,100	12,147
	Monolithic Power Systems Inc.	184,696	11,529
*	Radware Ltd.	1,035,000	11,178
*	Qlik Technologies Inc.	358,300	11,032
*	Finisar Corp.	666,500	10,971
*	ChannelAdvisor Corp.	859,919	10,715
*	RealPage Inc.	484,468	10,653
*	Bottomline Technologies de Inc.	425,360	10,447
*	BroadSoft Inc.	262,400	10,277
*	Palo Alto Networks Inc.	64,800	9,776
*	Wix.com Ltd.	392,812	9,710
*,^	CyberArk Software Ltd.	237,600	9,704
*	Progress Software Corp.	380,000	9,698
*	Barracuda Networks Inc.	522,398	9,205
*	Perficient Inc.	435,000	9,083
	MAXIMUS Inc.	170,308	9,009
*	PTC Inc.	238,809	8,707
*	Fortinet Inc.	266,700	8,670
*	Descartes Systems Group Inc.	466,553	8,594
*,2	Information Services Group Inc.	2,093,515	8,583
	FEI Co.	94,800	8,439
	CDW Corp.	213,900	8,235
*	Virtusa Corp.	227,000	8,068
*	Synchronoss Technologies Inc.	258,900	8,044
*	comScore Inc.	259,270	7,939
*	Arista Networks Inc.	118,785	7,913
*	Semtech Corp.	349,177	7,556
	Littelfuse Inc.	63,500	7,396
*	Cvent Inc.	206,280	7,292
*	Teradata Corp.	274,800	6,952
	CSG Systems International Inc.	155,900	6,919
	Booz Allen Hamilton Holding Corp. Class A	247,441	6,822
*	Akamai Technologies Inc.	129,600	6,608
*,^	Pure Storage Inc. Class A	437,384	6,364
*	New Relic Inc.	242,149	6,243
*	LivePerson Inc.	992,204	6,003
*	ANSYS Inc.	64,800	5,882
	Travelport Worldwide Ltd.	419,800	5,856
	EarthLink Holdings Corp.	998,300	5,800
*	Integrated Device Technology Inc.	298,600	5,757
*	EPAM Systems Inc.	78,600	5,732
	Leidos Holdings Inc.	115,000	5,705
*,^	Advanced Micro Devices Inc.	1,570,200	5,574
*,^	InvenSense Inc.	714,400	5,487
*	PROS Holdings Inc.	462,000	5,433
*	Extreme Networks Inc.	1,460,400	5,126
*	IPG Photonics Corp.	58,229	5,047
*	Tableau Software Inc. Class A	96,900	5,010
*	Paylocity Holding Corp.	129,172	4,943
	Broadridge Financial Solutions Inc.	82,300	4,925
*	Qualys Inc.	194,500	4,898
*,^	Rapid7 Inc.	379,500	4,751
	Hackett Group Inc.	308,200	4,586
	Jabil Circuit Inc.	263,600	4,576
	DST Systems Inc.	33,896	4,091

10

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2016

			Market
			Value
		Shares	($000)
*	FireEye Inc.	229,700	3,985
*,^	Unisys Corp.	501,062	3,863
*	Plexus Corp.	89,000	3,717
*,^	Allot Communications Ltd.	685,200	3,714
	TeleTech Holdings Inc.	127,679	3,548
*	Applied Micro Circuits Corp.	568,600	3,548
*	Synaptics Inc.	49,400	3,535
*	OSI Systems Inc.	69,370	3,530
*	Stamps.com Inc.	41,000	3,377
	Science Applications International Corp.	63,400	3,366
*	A10 Networks Inc.	551,952	3,295
*	Sykes Enterprises Inc.	112,800	3,288
*	Brightcove Inc.	543,400	3,288
*	Nimble Storage Inc.	443,800	3,275
*	ARRIS International plc	141,432	3,220
*	LinkedIn Corp. Class A	25,062	3,141
*	MicroStrategy Inc. Class A	16,500	2,959
*	Cirrus Logic Inc.	81,400	2,939
*	Zendesk Inc.	120,000	2,712
*	Jive Software Inc.	658,682	2,681
*	Inphi Corp.	89,510	2,656
	Avnet Inc.	64,200	2,640
*	Interactive Intelligence Group Inc.	69,900	2,598
*	Care.com Inc.	341,386	2,540
	NIC Inc.	140,511	2,488
*	Callidus Software Inc.	135,000	2,471
*	WebMD Health Corp.	34,400	2,158
*,^	Fitbit Inc. Class A	117,000	2,135
	QAD Inc. Class A	97,012	1,902
*	Blackhawk Network Holdings Inc.	58,500	1,880
*	Rackspace Hosting Inc.	66,400	1,519
*	Web.com Group Inc.	72,900	1,457
*	Infinera Corp.	117,000	1,391
*	RingCentral Inc. Class A	69,600	1,328
	Diebold Inc.	48,500	1,274
*	Angie's List Inc.	142,400	1,246
*	ShoreTel Inc.	196,300	1,201
*	Silicon Graphics International Corp.	245,100	1,098
	Monotype Imaging Holdings Inc.	49,773	1,096
	Jack Henry & Associates Inc.	13,300	1,078
*	SecureWorks Corp. Class A	79,500	1,060
*	Alarm.com Holdings Inc.	45,400	1,036
*	Travelzoo Inc.	134,521	1,026
*	Zebra Technologies Corp.	16,400	1,026
*,^	Digimarc Corp.	33,175	990
*	Take-Two Interactive Software Inc.	26,500	906
*	Five9 Inc.	96,100	889
*	Guidance Software Inc.	157,000	801
*	Cray Inc.	21,000	795
*	AVG Technologies NV	37,500	743
*	Workiva Inc.	53,700	640
*	Advanced Energy Industries Inc.	19,500	631
*	ePlus Inc.	7,800	627
*	Glu Mobile Inc.	194,800	520
			2,506,069
Materials (3.8%)
	PolyOne Corp.	1,658,470	59,672
	Minerals Technologies Inc.	816,370	48,901
	RPC Group plc	3,851,370	41,099
	Graphic Packaging Holding Co.	2,753,614	36,568
	KapStone Paper and Packaging Corp.	2,024,234	32,165
	Methanex Corp.	855,820	29,919
	Smurfit Kappa Group plc	1,325,320	27,530
	Ashland Inc.	224,210	25,022

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2016

			Market
			Value
		Shares	($000)
*	WR Grace & Co.	215,780	16,546
	Sealed Air Corp.	240,300	11,381
	Quaker Chemical Corp.	111,515	9,932
	Balchem Corp.	128,921	7,911
	Avery Dennison Corp.	101,600	7,377
*,^	Trinseo SA	155,300	6,645
*	Koppers Holdings Inc.	257,500	6,471
	Bemis Co. Inc.	118,300	5,936
	Schweitzer-Mauduit International Inc.	162,414	5,585
	Stepan Co.	81,491	4,995
*	Chemtura Corp.	164,600	4,584
	Huntsman Corp.	275,600	4,338
	AEP Industries Inc.	52,605	3,242
*	Ryerson Holding Corp.	329,069	2,922
	Worthington Industries Inc.	76,400	2,884
*	US Concrete Inc.	42,000	2,594
*	Axalta Coating Systems Ltd.	84,000	2,391
	RPM International Inc.	44,600	2,254
	Steel Dynamics Inc.	76,200	1,921
*	Crown Holdings Inc.	32,600	1,727
	Kaiser Aluminum Corp.	16,700	1,584
	Packaging Corp. of America	14,200	921
*	Clearwater Paper Corp.	13,200	789
*	GCP Applied Technologies Inc.	34,800	770
	Ball Corp.	7,600	542
			417,118
Other (0.7%)
3	Vanguard Small-Cap Growth ETF	384,700	46,391
3	Vanguard Small-Cap ETF	202,930	23,024
*,4	Dropbox Private Placement	378,066	3,800
*	Dyax Corp CVR Exp. 12/31/2019	134,316	149
			73,364
Telecommunication Services (0.7%)
*	Vonage Holdings Corp.	8,380,671	39,137
*	SBA Communications Corp. Class A	171,330	17,654
	Cogent Communications Holdings Inc.	202,607	7,841
*	General Communication Inc. Class A	143,200	2,420
	Inteliquent Inc.	125,740	2,086
*	FairPoint Communications Inc.	99,400	1,318
*	Cincinnati Bell Inc.	289,000	1,104
^	Windstream Holdings Inc.	122,700	1,065
			72,625
Utilities (0.2%)
^	8Point3 Energy Partners LP	1,201,549	18,948
	Spark Energy Inc. Class A	50,261	1,296
	Ormat Technologies Inc.	20,600	894

			21,138

Total Common Stocks (Cost $9,305,308)			10,592,486

12

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2016

					Market
					Value
		Coupon		Shares	($000)

Temporary Cash Investments (4.8%)[1]
Money Market Fund (4.3%)
5,6	Vanguard Market Liquidity Fund	0.495%		463,835,981	463,836

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreement (0.3%)
	Deutsche Bank Securities, Inc. (Dated 4/29/16,
	Repurchase Value $35,801,000, collateralized by
	Federal Home Loan Mortgage Corp. 6.000%,
	11/15/17, and Government National Mortgage Assn.
	3.500%-5.500%, 7/20/37-9/20/45, with a value of
	$36,516,000)	0.310%	5/2/16	35,800	35,800

U.S. Government and Agency Obligations (0.2%)
7,8	Federal Home Loan Bank Discount Notes	0.567%-0.572%	7/6/16	15,000	14,991
7,8	Federal Home Loan Bank Discount Notes	0.335%	7/22/16	5,000	4,997
	United States Treasury Note/Bond	0.375%	5/31/16	3,000	3,000

					22,988

Total Temporary Cash Investments (Cost $522,617)					522,624

Total Investments (102.5%) (Cost $9,827,925)					11,115,110
Other Assets and Liabilities—Net (-2.5%)[6]					(270,731)

Net Assets (100%)					10,844,379

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $194,505,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.6% and 3.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Restricted security represents 0.0% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $208,099,000 of collateral received for securities on loan.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Securities with a value of $4,797,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

13

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA242 062016

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: June 15, 2016
VANGUARD EXPLORER FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: June 15, 2016

* By: /s/ Heidi Stam
Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.